                                                                   EXHIBIT 10.12


                                 Amendment No. 1
                                     to the
                     Performance Stock Option Plan Agreement
                             Dated November 19, 1999


1. Effective as of December 13, 2000, the first two columns of the performance targets set forth in Section 2(a) of the Performance Stock Option Plan Agreement are amended as follows:

             Fiscal Year             EBITDA
             -----------             ------
             2000                    at least $18,915,000
             2001                    at least $22,685,000
             2002                    at least $39,865,000
             2003                    at least $45,856,000

2. Effective as of December 13, 2000, Section 2.2 of the Performance Stock Option Plan Agreement is amended to read in its entirety as follows:

                  "2.2. Change of Control Acceleration. Notwithstanding the
            foregoing, in the event a Change of Control occurs prior to December 31, 2003, in which the net proceeds actually received by HWH Capital Partners, L.P. and its affiliates (collectively, "HWP") in the form of cash and marketable securities exceeds, on an aggregate basis (after taking into account any prior sales by HWP of any portion of its investment in the Company), $491.92 per share of Common Stock, the portion of the option which was eligible to become vested pursuant to Section 2(a) with respect to the Fiscal year in which a Change of Control occurs, and, if any, later Fiscal Years shall become exercisable effective immediately prior to such event."


                                    AMN HOLDINGS, INC.

                                    /s/ Diane K. Stumph
                                    -----------------------------
                                    By:  Diane K. Stumph

                                    OPTIONEE

                                    /s/ Steven C. Francis
                                    -----------------------------
                                    By:  Steven C. Francis